UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2005

Blue Ridge Real Estate Company

Big Boulder Corporation

(Exact Name of Registrant Specified in Charter)

0-28-44 (Blue Ridge)

24-0854342 (Blue Ridge)

Pennsylvania

0-28-43 (Big Boulder)

24-0822326 (Big Boulder)

(State or Other Jurisdiction of Incorporation)

(Commission File Number)

(I.R.S. Employer Identification No.)

P. O. Box 707, Blakeslee, Pennsylvania                       18610-0707

(Address of Principal Executive Offices)                                                       (Zip Code)

(570) 443-8433

(Registrant’s telephone number, including area code)

Not Applicable

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry into a Material Definitive Agreement.

On February 17, 2005, Blue Ridge Real Estate Company (the “Company”) entered into two agreements with Barbaron, Inc. (“Barbaron”), whereby Barbaron agreed to construct an 18-hole golf course on a parcel of property located at Jack Frost Mountain ski area in Blakeslee, Pennsylvania.  Under the agreements, the Company agreed to pay Barbaron an aggregate of approximately $4,878,000, payable in progress payments as the work is completed on the 20th of each month.  Of the $4,878,000 payable under the agreements, the Company paid $500,000 as an advance for future construction.  Barbaron must provide the Company with a $4,878,000 performance bond prior to commencement of work as security for work to be performed by Barbaron. Construction of the golf course is to commence on or about March 1, 2005 and is scheduled for completion on or about November 4, 2005.  The agreements provide that Golf Strategies, LLC will be the architect and project manager for the golf course.

Barbaron may terminate the agreements under certain circumstances if work is stopped for at least 30 consecutive days and the work stoppage is not caused by Barbaron.  The Company may terminate the agreements under certain circumstances, including Barbaron’s failure to perform its obligations under the agreements.  In addition, the Company may terminate the agreements without cause.

The foregoing is only a summary of the agreements.  You are urged to read such agreements in their entirety for a more complete description of the terms and conditions of such agreements.  Copies of the agreements are attached to this report as Exhibit 10.1 and 10.2.

Item 9.01

Financial Statements and Exhibits.

(c)

Exhibits.

Exhibit No.	Description

10.1	Agreement, dated as of February 17, 2005, between Blue Ridge Real Estate Company and Barbaron, Inc. for the Jack Frost National Golf Club project in the amount of $2,079,325.
10.2	Agreement, dated as of February 17, 2005, between Blue Ridge Real Estate Company and Barbaron, Inc. for the Jack Frost National Golf Club project in the amount of $2,798,483.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE RIDGE REAL ESTATE COMPANY BIG BOULDER CORPORATION

Date: February 24, 2005	By: /s/ Eldon D. Dietterick
Name: Eldon D. Dietterick Title: Executive Vice President and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Agreement, dated as of February 17, 2005, between Blue Ridge Real Estate Company and Barbaron, Inc. for the Jack Frost National Golf Club project in the amount of $2,079,325.
10.2	Agreement, dated as of February 17, 2005, between Blue Ridge Real Estate Company and Barbaron, Inc. for the Jack Frost National Golf Club project in the amount of $2,798,483.